UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 5, 2019

(Date of earliest event reported)

Verizon Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
2.375% Notes due 2022	VZ22A	New York Stock Exchange
0.500% Notes due 2022	VZ22B	New York Stock Exchange
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.250% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
1.875% Notes due 2030	VZ30A	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
0.875% Notes due 2032	VZ32	New York Stock Exchange
4.750% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
1.500% Notes due 2039	VZ39C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2019, the Board of Directors of Verizon Communications Inc. (Verizon) elected Carol B. Tomé, former Chief Financial Officer and Executive Vice President - Corporate Services of The Home Depot, Inc., as a director, effective January 1, 2020. As a director, Ms. Tomé will participate in the compensation program applicable to all non-employee directors, which is described under the heading “Non-Employee Director Compensation” in Verizon’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 18, 2019. Ms. Tomé has not yet been named to a Board committee.

On May 2, 2019, Vittorio Colao was elected to the Board of Directors of Verizon at the company’s Annual Meeting of Shareholders. On December 5, 2019, the Board of Directors of Verizon appointed Mr. Colao to the Corporate Governance and Policy and Finance Committees of the Board, effective on that date.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2019, the Board of Directors of Verizon amended and restated the company’s Bylaws, effective on that date. The amendments change the window within which an annual meeting may be advanced or delayed from the anniversary of the previous year’s annual meeting from twenty-five (25) days before or after the anniversary of the previous year’s annual meeting to thirty (30) days before, or sixty (60) days after, the anniversary of the previous year’s annual meeting without changing the general notice period for a stockholder to provide timely notice of nominations or other business proposed to be brought before the annual meeting. The amendments also include certain other clarifying and conforming changes.

This description is qualified in its entirety by reference to the text of the company’s amended and restated Bylaws, which are attached as Exhibit 3b to this Report.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit
Number	Description

3b	Bylaws of Verizon Communications Inc., as amended and restated, effective as of December 5, 2019.

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	December 5, 2019	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary